	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2003-2

	Payment Number	11
	Beginning Date of Collection Period	01-Oct-04
	End Date of Collection Period	31-Oct-04
	Payment Date	22-Nov-04
	Previous Payment Date	20-Oct-04

	Funds Disbursement
	Collected Funds	31,412,821.64
	Available Payment Amount	31,194,295.46
	Principal Collections	23,079,342.00
	Interest Collections (net of servicing fee) (1)	8,114,953.46
	Net of principal recoveries	8,114,953.46
	Principal recoveries	-
	Servicing fee	218,526.18
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	31,412,821.64

	Interest Paid to Notes	818,672.22
	Principal Paid to Notes	30,375,623.24
	Ownership Interest - pursuant to Section 5.01 (a) (xii)	-
	Servicing Fee	218,526.18

	Pool Balance
	Beginning Pool Balance	524,462,822.87
	Principal Collections (including repurchases)	23,079,342.00
	Additional Principal Reduction Amount	72,281.02
	Ending Pool Balance	501,311,199.85

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	8.80%
	Loss rate (net of principal recoveries; % of beginning balance)	0.17%
	Net yield	8.64%
	Realized Losses	72,281.02
	Cumulative Realized Losses	284,568.26
	Cumulative Loss Percentage	0.03%
	Delinquent Loans:
	One payment principal balance of loans	6,007,778.32
	One payment number of loans	51
	Two payments principal balance of loans	2,000,538.07
	Two payments number of loans	18
	Three-payments plus principal balance of loans	6,739,675.85
	Three-payments plus number of loans	66
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	1.74%
	Two Payment-Plus Rolling Average (for such Payment Date)	1.36%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02
	Number of loans purchased or susbstituted pursuant to Section 2.04	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04
	Number of loans purchased or susbstituted pursuant to Section 3.01	-
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	4,780
	Number outstanding end of period	4,604
	Principal balance of all REO as of the end of the Collection Period	639,525.06
	Number of loans that went into REO during the Collection Period	3
	Principal balance of loans that went into REO during the Collection Period	372,391.03

	Overcollateralization
	Begin OC Amount	132,958,500.70
	OC Release Amount	0.00
	Extra Principal Payment	7,224,000.22
	End OC Amount	140,182,500.92

	Target OC Amount	140,182,500.92
	Interim OC Amount	132,958,500.70
	Interim OC Deficiency	7,224,000.22

	Monthly Excess Cashflow	7,224,000.22
	Principal Payment Amount	23,079,342.00
	Principal Collections	23,079,342.00
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	49.03%

	Interest Calculations
	1 month LIBOR	1.91000%
	Class A Formula Rate (1-mo. Libor plus 33 bps)	2.24000%
	Class A Note Rate	2.24000%
	Class M Formula Rate (1-mo. Libor plus 58 bps)	2.49000%
	Class M Note Rate	2.49000%
	Available Funds Cap	8.13745%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	42.335742
	2. Principal Payment per $1,000	41.244217
	3. Interest Payment per $1,000	1.091525

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	2.24000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	671,430.07
	4. Class A Interest Paid	671,430.07
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	326,995,165.81
	2. Class A Principal Due	25,370,555.04
	3. Class A Principal Paid	25,370,555.04
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Note Principal Amount, EOP	301,624,610.77

	7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
	8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6016714

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	42.457564
	2. Principal Payment per $1,000	41.244217
	3. Interest Payment per $1,000	1.213348

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	2.49000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	147,242.15
	4. Class M Interest Paid	147,242.15
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	64,509,156.36
	2. Class M Principal Due	5,005,068.20
	3. Class M Principal Paid	5,005,068.20
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	59,504,088.16

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1186969

	Footnote:
(1)	As a result of a computer error, interest collections were understated. The amount of $4,486,650.22 has been
	included in Interest Collections for the current Collection Period. This represents the cash contribution
	required to increase the OC Amount up to the Targeted OC Amount.

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank,
as Trustee, and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on November 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of November, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer